UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2017, LiveXLive Media, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with JMP Securities LLC, as underwriter (the “Underwriter”), relating to the issuance and sale of 5 million shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The Shares were issued and sold in a public offering pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-217893), including the preliminary prospectus contained therein, filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a free writing prospectus filed with the SEC on December 21, 2017 and a final prospectus dated December 22, 2017 (the “Offering”).  In addition, the Company granted the Underwriter an option to purchase approximately up to an additional 750,000 shares of Common Stock (the “over-allotment option”).  The Company received net proceeds from the Offering of approximately $17.65 million (excluding the over-allotment option), after deducting underwriting discounts and commissions, fees and estimated offering expenses.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 27, 2017, by and between LiveXLive Media, Inc. and JMP Securities LLC (Incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1, Amendment No. 6, filed with the SEC on December 21, 2017).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

/s/ Robert S. Ellin
	Name:	Robert S. Ellin
Dated: December 28, 2017	Title:	Chief Executive Officer and Chairman of the Board of Directors

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